CASH AND DUE FROM BANKS (Details) In Millions, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 EUR (€)	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Cash And Due From Banks Details [Abstract]
Current accounts with banks		€ 374		€ 537
Cash and similar items		1,205		1,135
Current account with central bank		355		475
Other		34		10
Total	$ 2,730	€ 1,968	$ 2,992	€ 2,157	€ 1,719	€ 1,436